Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
JULY, 2000



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.8559%



        Excess Protection Level
          3 Month Average  5.51%
          July, 2000  6.07%
          June, 2000  4.94%
          May, 2000  5.52%


        Cash Yield                                  19.29%


        Investor Charge Offs                        4.57%


        Base Rate                                   8.66%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           11.87%


        Total Payment Rate                          14.13%


        Total Principal Balance                     $ 55,010,319,976.67


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 6,529,119,458.18